SUPPLEMENT DATED FEBRUARY 27, 2004

TO PROSPECTUSES DATED MAY 1, 2003

FOR ALL-STAR FREEDOM NY, ALL-STAR NY,
ALL-STAR EXTRA NY, and

PROSPECTUS DATED OCTOBER 31, 2003

FOR ALL-STAR TRADITIONS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Liberty All-Star Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Fund and liquidate it. The Fund currently is scheduled to be liquidated on April 23, 2004. Effective immediately, you may transfer your investment in the corresponding Sub-account to any other Sub-account available under your Contract, and that transfer will not count as one of the 12 transfers allowed annually under your Contract. On the date of the Fund's liquidation, if you still have an investment in the corresponding Sub-account it will be transferred to the Liberty Money Market Sub-account.